UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 1, 2003
                                  -------------




    Commission      Registrant, State of Incorporation,     I.R.S. Employer
    File Number     Address and Telephone Number           Identification Number
-------------------- -----------------------------------------------------------

      1-7297         Nicor Inc.                                      36-2855175
                     (An Illinois Corporation)
                     1844 Ferry Road
                     Naperville, Illinois 60563-9600
                     (630) 305-9500











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Item 7.       Financial Statements and Exhibits

The following is filed as an exhibit to this report.

Exhibit
Number            Description

99.1     Press release of Nicor Inc. issued May 1, 2003.

Item 9.       Regulation FD Disclosure

Nicor Inc.'s press release issued May 1, 2003 is attached as an exhibit and is incorporated herein by reference.


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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       Nicor Inc.


Date      May 1, 2003                   /s/ KATHLEEN L. HALLORAN
      ------------------------         -----------------------------------------
                                       Kathleen L. Halloran
                                       Executive Vice President
                                       Finance and Administration




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     Exhibit
     Number       Description of Document

        99.1      Press release of Nicor Inc. issued May 1, 2003.

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